Exhibit 99

1 1 Analyst Meeting June 15, 2016

2 2 FORWARD - LOOKING STATEMENTS As provided by the safe harbor provision under the Private Securities Litigation Reform Act of 1995 , Viad cautions readers that, in addition to historical information contained herein, this presentation includes certain information, assumptions and discussions that may constitute forward - looking statements . These forward - looking statements are not historical facts, but reflect current estimates, projections, expectations, or trends concerning future growth, operating cash flows, availability of short - term borrowings, consumer demand, new or renewal business, investment policies, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, legal expenses, tax rates and other tax matters, foreign exchange rates, and the realization of restructuring cost savings . Actual results could differ materially from those discussed in the forward - looking statements . Viad’s businesses can be affected by a host of risks and uncertainties . Among other things, natural disasters, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for exhibition and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes, acquisitions, capital allocations, adverse developments in liabilities associated with discontinued operations and any deterioration in the economy, may individually or in combination impact future results . In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including terrorist activities or war, a pandemic health crisis and international conditions, could affect the forward - looking statements in this presentation . Additional information concerning business and other risk factors that could cause actual results to materially differ from those in the forward - looking statements can be found in Viad’s annual and quarterly reports filed with the Securities and Exchange Commission . Information about Viad Corp obtained from sources other than the company may be out - of - date or incorrect . Please rely only on company press releases, SEC filings and other information provided by the company, keeping in mind that forward - looking statements speak only as of the date made . Viad undertakes no obligation to update any forward - looking statements, including prior forward - looking statements, to reflect events or circumstances arising after the date as of which the forward - looking statements were made .

3 3 NON - GAAP FINANCIAL MEASURES This document includes the presentation of “Income Before Other Items” , “Adjusted Segment Operating Income” and “Adjusted Segment EBITDA” , which are supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies. These non - GAAP measures are utilized by management to facilitate period - to - period comparisons and analysis of Viad’s operating performance and should be considered in addition to, but not as substitutes for, other similar measures reported in accordance with GAAP. The u se of these non - GAAP financial measures is limited, compared to the GAAP measure of net income attributable to Viad, because they do not consider a variety of items affecting Viad’s consolidated financial performance as explained below. Because these non - GAAP measures do not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial informatio n s hould consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance. Income Before Other Items is defined by management as net income attributable to Viad, before income/loss from discontinued operations, restructuring charges/recoveries, impairment charges/recoveries, acquisition transaction - related costs, integration costs, other non - recurring expenses and tax matters. Adjusted Segment Operating Income is defined by management as segment operating income before integration costs. Segment operating income is defined as net income attributable to Viad before income/loss from discontinued operations, corporate activities expense, interest expense and interest income, income taxes, restructuring charges, impairment losses/recoveries and the reduction for income attributable to non - controlling interest. Incom e Before Other Items and Adjusted Segment Operating Income are considered useful operating metrics, in addition to net income attributable to Viad, as potential variations arising from non - operational expenses/income are eliminated, thus resulting in add itional measures considered to be indicative of Viad’s performance. Adjusted Segment EBITDA is defined by management as segment operating income (defined above) before acquisition integration costs and non - cash depreciation and amortization. Adjusted Segment EBITDA is considered a useful operating metric, in addition t o net income attributable to Viad, as potential variations arising from non - recurring integration costs, non - cash amortization and depreciation, and non - operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s segment performance. Management believes that the presentation of Adjusted Segment EBITDA provides usefu l information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and val ue of Viad’s business. Management also believes that the presentation of Adjusted Segment EBITDA for acquisitions and the Glacier Skywalk enables investors to assess how effectively management is investing capital into major corporate development projects , b oth from a valuation and return perspective.

4 4 NON - GAAP FINANCIAL MEASURES, CONTINUED Note: Certain amounts above may not foot due to rounding . INCOME BEFORE OTHER ITEMS Millions (except per share amounts) 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 Net Income 9.7$ 6.6$ 21.7$ 55.6$ 27.0$ Noncontrolling Interest (0.5) (0.7) (0.1) (3.2) (0.4) Net Income Attributable to Viad 9.2 5.9 21.6 52.4 26.6 0.45$ 0.29$ 1.06$ 2.59$ 1.32$ (Income) Loss from Discontinued Operations Attributable to Viad (1.8) (2.5) (2.1) (11.6) 0.4 (0.09) (0.12) (0.10) (0.57) 0.02 Income from Continuing Operations Attributable to Viad 7.4 3.3 19.4 40.8 27.0 0.36 0.17 0.96 2.02 1.34 Other Items (pre-tax): Restructuring Charges 3.8 4.9 3.8 1.6 3.0 0.19 0.24 0.19 0.08 0.15 Impairment Charges - - 2.8 0.9 0.1 - - 0.14 0.04 - Acquisition-Related and Other Non-Recurring Expenses 1 - - - 7.6 3.0 - - - 0.38 0.15 Tax Benefit on Above Items (1.3) (1.7) (2.3) (3.8) (2.2) (0.07) (0.08) (0.12) (0.18) (0.11) (Favorable) Unfavorable Tax Matters (0.1) 13.4 (0.4) (12.0) (1.6) - 0.66 (0.02) (0.59) (0.07) Income Before Other Items 9.7$ 20.1$ 23.3$ 35.2$ 29.3$ 0.48$ 0.99$ 1.15$ 1.75$ 1.46$ 1 Includes the following items (pre-tax) Acquisition Integration Costs - - - 0.8 0.9 Included in segment operating income (loss) Acquisition Transaction-Related Costs - - - 4.1 1.4 Included in corporate activties Shareholder Nomination and Settlement Agreement Costs - - - - 0.7 Included in corporate activties CEO Transition Costs - - - 2.7 - Included in corporate activties Acquisition-Related and Other Non-Recurring Expenses - - - 7.6 3.0 INCOME BEFORE OTHER ITEMS INCOME BEFORE OTHER ITEMS PER SHARE

5 5 NON - GAAP FINANCIAL MEASURES, CONTINUED Note: Certain amounts above may not foot due to rounding . ADJUSTED SEGMENT OPERATING INCOME and ADJUSTED SEGMENT EBITDA Millions 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 Net Income 9.7$ 6.6$ 21.7$ 55.6$ 27.0$ (Income) Loss from Discontinued Operations (2.2) (3.0) (2.4) (14.4) 0.4 Corporate Activities Expense 7.7 9.4 6.8 14.3 9.7 Restructuring (pre-tax) 3.8 4.9 3.8 1.6 3.0 Impairments (pre-tax) - - 3.0 0.9 0.1 Interest Income (0.8) (0.6) (0.6) (0.3) (0.7) Interest Expense 1.5 1.3 1.2 2.0 4.5 Income Tax Expense 3.3 19.6 8.3 0.1 10.5 Segment Operating Income 5.2$ 17.9$ 20.1$ 31.7$ 26.8$ 17.9$ 20.3$ 21.8$ 28.1$ 27.8$ 23.1 38.2 41.9 59.9 54.6 Acquisition Integration Costs - - - 0.8 0.9 - - - - - - - - 0.8 0.9 Adjusted Segment Operating Income 5.2 17.9 20.1 32.5 27.7 17.9 20.3 21.8 28.1 27.8 23.1 38.2 41.9 60.6 55.5 Segment Depreciation 21.6 22.4 19.6 20.0 20.2 6.1 6.8 6.9 7.9 7.7 27.6 29.3 26.5 27.9 27.9 Segment Amortization 0.7 0.4 0.8 2.4 6.9 0.1 0.3 0.4 0.4 0.3 0.8 0.7 1.3 2.7 7.2 Adjusted Segment EBITDA 27.5$ 40.7$ 40.6$ 54.9$ 54.8$ 24.0$ 27.5$ 29.1$ 36.4$ 35.8$ 51.5$ 68.2$ 69.7$ 91.3$ 90.6$ Revenue 840.6$ 902.0$ 844.9$ 944.5$ 976.9$ 87.2$ 104.6$ 108.4$ 120.5$ 112.2$ 927.8$ 1,006.6$ 953.3$ 1,065.0$ 1,089.0$ Adjusted Segment Operating Margin 0.6% 2.0% 2.4% 3.4% 2.8% 20.5% 19.4% 20.1% 23.3% 24.8% 2.5% 3.8% 4.4% 5.7% 5.1% Adjusted Segment EBITDA Margin 3.3% 4.5% 4.8% 5.8% 5.6% 27.6% 26.3% 26.9% 30.2% 31.9% 5.5% 6.8% 7.3% 8.6% 8.3% MARKETING & EVENTS GROUP TRAVEL & RECREATION GROUP VIAD TOTAL

6 6 NON - GAAP FINANCIAL MEASURES, CONTINUED Note : Certain amounts above may not foot due to rounding . 1 Marketing & Events Group acquisitions include : Blitz Communications, onPeak and N 200 (all acquired in the second half of 2014 ) . 2 Travel & Recreation Group acquisitions include : Grouse Mountain Lodge, St . Mary Lodge and Alaska Denali Travel (acquired in 2011 ) ; the Banff International Hotel (acquired in 2012 ) ; and the West Glacier Properties ( acquired in July 2014 ) . FORWARD - LOOKING NON - GAAP FINANCIAL MEASURES The Company has also provided the following forward−looking non−GAAP financial measures : Adjusted Segment EBITDA and Adjusted Segment EBITDA Margin . The Company does not provide reconciliations of these forward−looking non−GAAP financial measures to the most directly comparable GAAP financial measures because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations of these forward−looking non−GAAP financial measures to the most directly comparable GAAP financial measures are available to the Company without unreasonable efforts . Specifically, recent acquisitions include preliminary recordings of the fair values of the assets acquired and liabilities assumed as of the acquisition date ; purchase price allocations are not yet finalized and are subject to change within the measurement period (up to one year from the acquisition date) as the assessment of property and equipment, intangible assets, and working capital are finalized . Consequently , any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors . It is probable that the forward−looking non−GAAP financial measures provided without the directly comparable GAAP financial measures may be materially different from the corresponding non−GAAP financial measures . EBITDA FROM ACQUISITIONS and THE GLACIER SKYWALK Millions Acquisitions 1 All Other Total Acquisitions 2 Glacier Skywalk All Other Total Net Income $ 27.0 Loss from Discontinued Operations 0.4 Corporate Activities Expense 9.7 Restructuring (pre-tax) 3.0 Impairments (pre-tax) 0.1 Interest Income (0.7) Interest Expense 4.5 Income Tax Expense 10.5 Segment Operating Income $ 7.6 $ 19.2 $ 26.8 $ 7.1 $ 3.9 $ 16.9 $ 27.8 $ 54.6 Integration Costs 0.9 - 0.9 - - - - 0.9 Segment Depreciation 3.1 17.2 20.2 2.7 0.5 4.4 7.7 27.9 Segment Amortization 6.6 0.3 6.9 0.3 - 0.0 0.3 7.2 Adjusted Segment EBITDA $ 18.1 $ 36.7 $ 54.8 $ 10.0 $ 4.4 $ 21.3 $ 35.8 $ 90.6 Revenue $ 65.0 $ 911.9 $ 976.9 $ 30.1 $ 5.4 $ 76.7 $ 112.2 $ 1,089.0 Adjusted Segment EBITDA Margin 27.8% 4.0% 5.6% 33.4% 81.4% 27.8% 31.9% 8.3% Year Ended December 31, 2015 MARKETING & EVENTS GROUP TRAVEL & RECREATION GROUP VIAD TOTAL

7 7 Introduction to Viad 8 - 18 Marketing & Events Group 19 - 33 Travel & Recreation Group 34 - 44 Summary 45 - 46 Appendix 47 - 57 CONTENTS

8 8 INTRODUCTION TO VIAD Viad is a n S&P SmallCap 600 company that is driving growth and shareholder value • Leading and defensible market positions • Recurring revenues and strong free cash flows • Experienced management team focused on shareholder v alue c reation • Proven strategy and strong growth prospects • 31 - 39% EBITDA 1 growth expected in 2016 INVESTMENT HIGHLIGHTS ABOVE MARKET TOTAL SHAREHOLDER RETURN 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. Viad , 43.2% Russell 2000 , 4.7% SmallCap 600 , 11.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16

9 9 VIAD’S TWO LEADING BUSINESS UNITS Viad generates revenue and shareholder value through two business groups: the Marketing & Events Group (GES) and the Travel & Recreation Group (T&R ) MARKETING & EVENTS TRAVEL & RECREATION GES is a global, full - service live events company offering a comprehensive range of services to the world’s leading brands and event organizers. T&R is a collection of iconic destination travel experiences that showcase the best of Banff, Jasper, Glacier, Denali and Kenai Fjords National Parks.

10 10 1987 Greyhound Lines, Inc. bus operations LONG HISTORY OF STRATEGIC DIVESTITURES 1 Over the last 30 years, Viad has spun - off or sold more than 20 lines of business, including : 1992 The FINOVA Group 1993 Motor Coach Industries 1996 The Dial Corp. 1997 Premier Cruise Lines 1999 Restaura dining service operations 1999 Dobbs Int’l Services airline food service THOROUGH REVIEW OF STRATEGIC OPTIONS 1 • Announced review of strategic options to enhance shareholder value (including possible separation of GES and T&R businesses and increasing dividends or share repurchases), working with JP Morgan • Announced repurchase authorization of 1M shares (440,540 remaining at 3 /31/16) • Paid special dividends totaling $4.00 per share as optimal mechanism to allocate capital at that time POSITIVE CORPORATE GOVERNANCE CHANGES 1 • Added 3 independent Board members with industry expertise: M. Pederson (Aug 2011); E. Mace (Nov 2012); A. Benett (Jul 2013) • Average Board tenure reduced from 8.7 to 5.6 years (since 2012) • Eliminated Poison Pill (Feb 2013) • Adopted No Hedging, No Pledging Policy (Feb 2013) • Separated Chairman and CEO roles; elected independent Chairman (Dec 2014) • New CEO, Steve Moster, appointed (Dec 2014 ) • Exec Comp Changes: • CEO LTI award increased to 100% performance - based and other executive officers increased from 50/50 to 70/30 • New LTI goals based on EBITDA, ROIC and TSR • H olding requirements for vested restricted stock • E liminated tax gross - ups on perks, legacy payments • P hase out of excise tax gross - ups and modified single - trigger provisions in change - in - control arrangements 1 Representative list of actions taken; not comprehensive DEC 2012 NOV 2013 / FEB 2014 • Announced conclusion of review and go - forward strategy to enhance shareholder value FOCUSED ON SHAREHOLDER VALUE 2004 MoneyGram International • Executing against growth strategy with 7 acquisitions since July 2014 PRESENT APR 2014

11 11 STRATEGIC GOALS Viad is executing a focused growth strategy to enhance shareholder value through smart capital allocation , efficiently running and positioning our businesses for more strategic options , including a potential separation MARKETING & EVENTS TRAVEL & RECREATION • Scale to ≥$ 250M in revenue ($112M in 2015) • Leverage professional team and sophisticated systems • Maintain or improve EBITDA margin 1 (32% in 2015) • Create umbrella b rand for unique collection of experience assets • Transform into full - service l ive e vent company • ~50% of revenue from non - Exhibition segments ( 37% in 2015) • ≥$250M in revenue from AV and Event Technologies (7% in 2015) • Grow revenue mid - single digits (same - show) • Increase EBITDA margin 1 to ~8% w/o show rotation benefit (5.6% in 2015) 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure .

12 12 Viad has a disciplined and proactive acquisition program focused on proprietary deal - sourcing in support of our business unit strategies to drive shareholder value ACTIVE ACQUISITION PIPELINE Culture requirements: • Integrity • Customer - focus • Innovation • Continuous improvement Strong cultural alignment: • Facilitates integration • E nhances opportunities for cross - selling and other synergies ECONOMIC FIT Target EBITDA Multiples GES: 4 - 7x T&R: 7 - 10x Target IRR 15%+ Evaluate relative to share repurchase CULTURAL FIT STRATEGIC FIT • N ew lines of business to drive penetration across all Live Events segments • P roducts and services that are essential to Live Events while also supporting core contracting business • Leading players with proven products • I mmediate cross - sell opportunities T&R • H igh - return tourism assets in iconic natural destinations to scale (+2x) the business • Prioritize current geographies to maximize scale and scope but c onsider new geographies that bring meaningful scale and market share • Seek a combination of attractions and hotels to realize cross - sell advantages GES

13 13 SUCCESSFUL TRACK RECORD OF ACQUISITIONS Viad has demonstrated an ability to successfully acquire and integrate strategic assets for both GES and T&R 4 ACQUISITIONS FOR $113M $18.1M 18 % AVERAGE IRR 2 ADJUSTED EBITDA 1 in 2015 in 2014 5 ACQUISITIONS FOR $82M $10.0M 20 % AVERAGE IRR 3 ADJUSTED EBITDA 1 in 2015 f rom 2011 - 15 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2 Assumes perpetual growth rate of 2 - 3%. 3 Assumes exit multiple of 10x. GES T&R Event Accommodations Leader Registration & Data Services Leader Audio - Visual Services Leader

14 14 CAPITAL STRUCTURE AND CAPACITY STRONG BALANCE SHEET STRONG CASH FLOW FINANCIAL FLEXIBILITY + = As of 3/31/16: • 32.7% Debt - to - Capital • 48.6% Debt - to - Equity 2016 Outlook: • $119M to $126M In Segment EBITDA 1 • $85M to $95M i n Cash from Operations Continued capacity to fund strategic growth and return to shareholders 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. Max Leverage Allowed: 3.0x for acquisitions 3.5x overall 107.8 1.7 55.0 Revolver Capital Leases Term Loan $164.5M in Debt 164.5 118.7 100.0 Accordion Unused Revolver Existing Debt Viad’s strong balance sheet and cash flow provide significant financial flexibility to continue enhancing shareholder value >$200M Additional Firepower 2.0x Leverage Ratio

15 15 STRONG CASH FLOW Viad’s strong cash generation allows for reinvestment in the business and return of capital to shareholders 228 186 25 145 209 133 Cash Sources Capital Deployed Change in Net Debt Cash from Operations Returned to Shareholders 4 Capital Expenditures Acquisitions Other 3 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2 Capex as a % of revenue was ~2% for GES and ~7% for T&R (excluding construction of the Glacier Skywalk and renovation of the Gondola) from 2011 - 15. 3 Includes $25M possessory interest proceeds received in connection with termination of Glacier National Park concession contra ct .. 4 Includes $31.9M in regular quarterly dividends, $81.3M of Special Dividends paid out in connection with Viad’s Strategic Revi ew and $19.5M in share repurchases. 2011 - 2015 GES EBITDA 1 218 T&R EBITDA 1 153 Total Segment EBITDA 1 371 % Conversion to Cash 62% Cash from Operations 228 Capital Expenditures 145 % of Revenue 2 3% Free Cash Flow 84 Low Working Capital Requirements Low Maintenance Capex CASH FLOW HIGHLIGHTS CAPITAL ALLOCATION

16 16 1 Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure . 27.5 40.7 40.6 54.9 54.8 77 to 80 24.0 27.5 29.1 36.4 35.8 42 to 46 2011 2012 2013 2014 2015 2016F GES T&R Viad has been driving strong earnings growth in both business units Adjusted Segment EBITDA 1 STRONG EARNINGS GROWTH 23%+ CAGR $51.5M $68.2M $69.7M $91.3M $90.6M $119 - $126M Adjusted Segment EBITDA Margin 1 5.5% 6.8% 7.3% 8.6% 8.3% >10% 2011 2012 2013 2014 2015 2016F

17 17 GES OUTLOOK We expect to drive continued growth at GES over the next several years, with market share gains in higher - margin areas and efficiency gains 1 Refers to Adjusted Segment EBITDA Margin. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. REVENUE GROWTH Up mid to high - single digits from $977M in 2015 7% - 7.5% Margin EBITDA GROWTH Low to mid - single digit CAGR through 2019, despite negative rotation ~8% Margin w/o benefit of positive rotation Mid - single digit same show growth Growth in new services and under - penetrated segments of Live Events ~$50M positive show rotation Show rotation gradually steps down each year 2017 - 2019; 2019 similar to 2015; 2020 is exceptionally positive Operating Leverage: ~20%+ flow - through on incremental revenue More Profitable Revenue Mix: growth in higher - margin areas Efficiency Gains: Lean initiatives/culture 2016 GUIDANCE LONGER - TERM

18 18 T&R OUTLOOK We will continue to focus on growing and improving our current T&R business while also pursuing material scale gains through acquisitions 1 Refers to Adjusted Segment EBITDA Margin. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. REVENUE GROWTH Up ~25% from $112M in 2015 ~32% Margin EBITDA GROWTH Reach $250M+ > 2x 2015 ≥32% Margin Park Visitation & RevMAX : Mid to high - single digit growth from existing assets $30 - 32M from Q116 acquisitions Acquisitions will be essential component Growth in higher - margin lines of business RevMAX 2016 GUIDANCE LONGER - TERM Gondola renovations: down ~$1M due to construction closures Gondola renovations: up $3 - 4M in 2017 with continued growth thereafter Package Tours & Transportation: down $7 - 9M due to strategic exit of low - margin services Package Tours: down ~$9M due to complete exit

19 19 Marketing & Events Group Global Experience Specialists, Inc. (GES)

20 20 GLOBAL REACH LIVE EVENTS FULL - SERVICE PROVIDER Drive Expansion Improve Margins Differentiate Addition of adjacent services creates a unique, integrated offering to deepen client relationships, expand client base and increase share of total event spend Position GES as the Preferred Global , Full - Service Provider for Live Events Penetration into other live event segments extends industry leadership and leverages capabilities Customer consolidation and continued global expansion creates increasing demand for global capabilities GES GROWTH STRATEGY

21 21 GLOBAL LEADER IN EXHIBITIONS MARKET WITH OPPORTUNITY FOR GROWTH Leveraging global capabilities and large customer base to drive growth in new services and other live event segments ESTABLISHED POSITION 1 IN KEY GLOBAL MARKETS RECOGNIZED ABILITY TO SERVICE BROADER GEOGRAPHIES 30% 55% 45% US UK Canada 1 GES official services contracting share of Exhibitions (internal estimates) BROAD CUSTOMER SET IN MULTIPLE REGIONS 3 of the top 5 global organizers use GES in multiple regions global organizers are already working with GES 14 of the top 25 Countries GES Serves GES facilities

22 22 OPPORTUNITY FOR GROWTH IN HIGHER - MARGIN MARKET SEGMENTS 2.6 0.6 1.8 0.2 3.4 0.1 0.05 ~7.7B ~$1B Profit Margin 24% 13% 2% Exhibitions Conferences Corporate Events Consumer Events Live Event Market Total Addressable Market 1 GES 2015 Market Share Market Share Live Events is a big market and GES is under - penetrated in key segments Dominant in Exhibitions Low penetration in Corporate Events and Conferences 1 Total addressable market for events with more than 1,000 attendees in North America and the UK (GES’ major markets) based on int ernal estimates. Higher margins in Corporate Events and Conferences

23 23 LIVE EVENTS – EXHIBITIONS AND CONFERENCES P rimary purpose is to facilitate attendee education; expo or trade show may be held in conjunction to further facilitate attendee education. Host and exhibitors typically pay for services. Primary purpose is to facilitate B2B & B2C sales/marketing. Host and exhibitors typically pay for services. Exhibitions Conferences $0.2 $1.6 GES Rest of Market $1.8B TAM 1 13% Share $0.6 $1.9 GES Rest of Market $2.6B TAM 1 24% Share 1 Total addressable market for events with more than 1,000 attendees in North America and the UK (GES’ major markets) based on int ernal estimates.

24 24 LIVE EVENTS – CORPORATE AND CONSUMER EVENTS P rimary purpose is to entertain, educate or create an experience, typically around a specific genre. P rimary purpose is to facilitate attendee education of sponsoring company’s products or product ecosystem. Corporation or host pays for services. Corporate Events Consumer Events $0.1 $3.3 GES Rest of Market $3.4B TAM 1 2% Share Selectively serving this very broad market segment where capabilities can be leveraged GES 2015 Revenue $45M 1 Total addressable market for events with more than 1,000 attendees in North America and the UK (GES’ major markets) based on int ernal estimates.

25 25 OPPORTUNITY FOR GROWH IN HIGHER - MARGIN SERVICES 1.9 1.2 1.3 0.4 0.5 1.7 0.2 0.05 0.4 ~$2.6B ~$1.8B ~$3.4B Exhibitions Conferences Corp Events Total Addressable Market by Service 1 MARGIN Core Services Audio - Visual Event Technology The addition of new services provides a more compelling offering to penetrate Corporate Events and Conferences where AV is a larger portion of total spend Contracting Services Design & Build Creative / Strategic 1 Total addressable market for events with more than 1,000 attendees in North America and the UK (GES’ major markets) based on int ernal estimates. Total Addressable Market $0.7B $2.6B $4.5B AV is required to penetrate Corporate Events and Conferences Cross - sell opportunities exist Event Technology can be a larger addressable market worldwide with a SaaS model

26 26 ACQUISITION OF NEW SERVICES TO FUEL GROWTH With its recent acquisitions, GES has made significant progress creating the most comprehensive suite of services for the live events industry In - house provider to top 4 UK venues Servicing over 1,100 events in 43 countries Majority of the top 100 US shows use onPeak 3 The strategic fit of acquisitions brings immediate and long - term value Best - in - Class Position Defensible Platform Scalable Offering Data Platform AUDIO - VISUAL SERVICES ACCOMMODATIONS SERVICES REGISTRATION SERVICES 1 Travel Planners, also acquired by Viad, was merged into onPeak.

27 27 ATTRACTIVE MARGINS 5.7% 4.2% 19.5% 27.8% 2014 2015 ~24 PTS HIGHER FOR NEW SERVICES ADJUSTED EBITDA 1 Margin CORE SERVICES NEW SERVICES NEW SERVICES BRING ATTRACTIVE MARGINS AND GROWTH OPPORTUNITY GROWTH OPPORTUNITY Newly acquired services provide a high - margin growth platform 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2 Total addressable market for events with more than 1,000 attendees in North America and the UK (GES’ major markets) based on int ernal estimates 1.9 0.6 GES Rest of Market Event Technology TAM 2 ~$0.7B AV TAM 2 ~$2.6B 6 % Market Share 1 % Market Share

28 28 NEW SERVICES - AUDIO - VISUAL / DIGITAL PRODUCTION GES delivers high - impact AV production across the live event spectrum with significant opportunity for high - margin growth • Cutting edge v ideo, sound and lighting equipment • Stock packages or entirely bespoke constructions • High quality, creative transformation of digital content • Digital media content and communications solutions • Theatre equipment and creative technical solutions 1% ~$2.6B TAM 1 GES Market Share CROSS - SELL OPPORTUNITY 2 US UK % of GES contracting events that do not use GES for AV 1 North America and UK total addressable market for Exhibitions, Conferences and Corporate Events based on internal estimates 2 Percent of all US contracting events and top 15 UK contracting events 95% 80%

29 29 US UK NEW SERVICES – REGISTRATION AND DATA ANALYTICS • Quick & easy • Personalized • Seamless • Multilingual • Multi - currency • Generate, capture, qualify & respond to leads • Measure ROI • Measure engagement • Prove ROI • Real - time insight • Increase re - bookings GES’ registration and data analytics platform is industry - leading and highly - scalable CROSS - SELL OPPORTUNITY 2 1 North America, UK and Europe total addressable market for Exhibitions and Conferences based on AMR estimates 2 Percent of all US contracting events and top 15 UK contracting events 4% % of GES contracting events that do not use GES for Registration 100% 4 0% ~$250M TAM 1 GES Market Share Software AND Service for registration and lead management • SaaS m odel or fully managed options • Web - based , enterprise - wide application • Multilingual, multi - currency functionality enables common platform for global organizers Registration & Ticketing Lead Management Reporting & Analytics 1,100+ events 43 countries

30 30 NEW SERVICES – EVENT ACCOMMODATIONS GES is the leading provider of end - to - end event accommodations solutions • Buying Power and strong hotel relationships result in best possible rates • Advanced Technology is intuitively tailored for large, complicated events • Full - Service Offering , including hotel relations and account management 4 M room nights 250,000 + hotels 160+ clients 54% of Top 100 Exhibitions 47% of Top 250 Exhibitions Hotel Relations : • Research & selection • Negotiations & contracting Account Management : • Room block management • Group reservation management • Rate integrity & monitoring • Marketing services • On - site services • Post - event reporting 31% ~$100M TAM 1 GES Market Share CROSS - SELL OPPORTUNITY 2 % of GES contracting events that do not use GES for Accommodations 45% 1 U.S. total addressable market for Exhibitions and Conferences based on internal estimates 2 Percent of US contracting events >$ 400K

31 31 NEW SERVICES – EVENT ACCOMMODATIONS Event accommodations business model delivers value to all event stakeholders Delivering Value to All Stakeholders Organizers Hotels Attendees & Exhibitors • Turns complicated function into a profit center • E nsures best - rate and rate integrity • Enhances participant experience • Predictable advance bookings • Higher value guests • Lower - cost customer acquisition • Guaranteed low rates • Ease of use technology • Ability to manage complex group reservations (unlike OTAs) • Enhanced overall event experience Award - Winning Technology & Marketing

32 32 CORE SERVICES Exhibitors: Exhibit Rental Furnishings & Carpet Graphics Installing & Dismantling Labor Logistics/Transportation Event Organizer: Event Planning & Production Look & Feel Design Layout & Floor Plan Designs Furnishings & Carpet Signage Show Traffic Analysis 1 Representative list of services; may vary across events/clients 2 North American and UK total addressable market across Exhibitions, Conferences and Corporate Events based on internal estimates Exhibitors: Material Handling Electrical Distribution Cleaning Plumbing Overhead Rigging Booth Rigging As the official services contractor for an event, GES is the exclusive provider of certain services to the event organizer and exhibitors with an opportunity to up - sell discretionary services to exhibitors H olistic Exhibit Program Management Exhibit Design & Build, Storage Logistics/Transportation Event Marketing Campaigns Coordination of Show Services At - Event Activities Exclusive Discretionary Up - Sell Across All Events 19% $4.5B TAM 2 GES Market Share OFFICIAL SERVICES CONTRACTING 1 CORPORATE ACCOUNTS 1

33 33 All Other Variable COS Variable Labor COS Semi - Variable SG&A Fixed G&A Cost Structure (2015) OPERATIONAL EXCELLENCE Culture of continuous improvement drives efficiencies and margin improvements Lean Six Sigma Tools Utilized & Waste Addressed □ 5 - S □ WIP Reduction □ VA/NVA/BVA Analysis □ Spaghetti Diagram □ SIPOC □ VSM □ Kaizen □ (T) Time □ (I) Inventory □ (M) Motion □ (W) Waste □ (O) Overproduction □ (O) Overprocessing □ (D) Defects Show site D istribution and construction Warehouse optimization Space, inventory, labor, and fabrication Internal Process Processes that consume internal resources, drive operational costs, and affect service quality 1M+ SF of facility space eliminated 1 Labor - to - Revenue ratio improved in 3 of last 4 years 2 1 Reduction in square feet of facility space since 2008 2 Improvement measured on Base Same - Shows; the ratio of labor - to - revenue (LTR) is affected by many factors, including labor productivity, labor rates, pricing and mix of b usiness. LEAN SIX SIGMA TOOLS UTILIZED MEASURES OF SUCCESS FOCUS AREAS

34 34 Travel & Recreation Group Brewster Travel Canada Glacier Park Alaska Denali Travel

35 35 Banff National Park Jasper National Park ~ 6M Visitors T&R – HIGH - VALUE ASSETS IN MARKETS WITH PERENNIAL DEMAND Denali National Park Kenai Fjords National Park ~ 1M Visitors Glacier National Park Waterton Lakes National Park ~ 2M Visitors T&R is comprised of attractions, hospitality, transportation and package tours that work together, driving economies of scope in iconic destinations targeting ~ 9 million annual visitors

36 36 T&R GROWTH STRATEGY Position T&R as a leading experiential, adventure tourism provider through a Refresh, Build, Buy framework BUILD to create new revenue streams with economies of scale and scope BUY strategic assets that drive economies of scale and scope, improving financial performance REFRESH to optimize market position and maximize returns We have a focused growth strategy to add scale to the business with a goal of more than doubling its size $250M+ REVENUE TARGET ≥32% EBITDA MARGIN 1 1 Refers to Adjusted Segment EBITDA Margin. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure .

37 37 70.0 87.2 104.6 108.4 120.5 112.2 135 - 140 2010 2011 2012 2013 2014 2015 2016F Existing Hotels & Attractions Existing Package Tours & Transportation Acquisitions Skywalk Build DRIVING GROWTH IN HIGH VALUE AREAS THROUGH REFRESH, BUILD, BUY We are strategically investing in attractions and hospitality, which have the highest margins and strong return on investment ~12% CAGR De - emphasizing Package Tours & Transportation (low margin / low return) ~7% CAGR from existing hotels and attractions, FX constant $65M growth from acquisition of hotels and attractions (BUY) PROGRESS TOWARD $250M REVENUE TARGET (2011 - 16) $5M growth from Glacier Skywalk attraction (BUILD) REVENUE ($M)

38 38 BUILD - POWERFUL NEW EXPERIENCES THAT DRIVE POWERFUL RETURNS ~ $20M >90% INVESTMENT IRR 2 The Glacier Skywalk secured a significant return on investment, surpassing attendance expectations, and receiving international awards and media coverage Extensive Awards and Media Coverage Glacier Skywalk Jasper National Park | Opened May 2014 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2 Assumes Exit EBITDA of 10x. $4.4M ADJUSTED EBITDA 1 in 2015

39 39 REFRESH – POSITIONING FOR HIGHEST AND BEST USE ~ $22M ~28% INVESTMENT The Banff Gondola is undergoing significant renovations that will ensure its ongoing success as the must do attraction in Banff and position it for optimal returns 1 Assumes Exit EBITDA of 10x . IRR on full $20M capital investment and total future cash inflows from gondola operation is projected at ~70%. IRR 1 ON GROWTH CAPEX Increased Capacity for Guests • 25% more square feet • 8,000 SF rooftop viewing deck Enhanced Retail & Dining Offerings • Including sit down and grab - and - go • New conference space to accommodate weddings and corporate events State of the Art Interpretive Areas • New experiential area including high definition theater Construction Commenced September 2015 • Lift re - opened May 1, 2016 • Fully remodeled interior scheduled for grand re - opening August 2016

40 40 GONDOLA RENOVATION UPDATE CONSTRUCTION TIMELINE OCT 2015 MAY 2016 AUG 2016 Closed for Construction during off - peak season Lift Re - Opened ahead of peak season Fully Open enhanced interior experience

41 41 BUY - CONTINUING TO ADD SCALE THROUGH HIGH - MARGIN ACQUISITIONS Powerful combination of attractions and hospitality assets in existing geographies and service lines provide cross - selling opportunities and operational synergies January 2016 Maligne Lake Tours Interpretive boat tours, boat rentals, F&B March 2016 CIRI Alaska Tourism Corporation (“CATC”) Wildlife and glacier s ightseeing boat tours, 3 lodging properties, F&B, package tours Jasper National Park Kenai Fjords and Denali National Parks 2 ACQUISITIONS FOR $60M $9 - 11M 22% AVERAGE IRR 2 ADJUSTED EBITDA 1 in 2016 (est.) 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure . 2 Assumes Exit EBITDA of 10x.

42 42 REFRESH, BUILD, BUY ISN’T JUST ABOUT BUILDINGS x Attractions x Experiences x Hotels x Culture x Assets x Retail x Technology x Leadership x Food & Beverage Refresh, Build, Buy framework is driving improvements in all aspects of our business Create an umbrella brand for our collection of unique assets and experiences Align our service culture to common purpose, mission and values Professionalize and standardize our operating platform by geography and line of business Acquire and integrate appropriate assets in iconic locations with perennial demand

43 43 FOCUSED ON PROFITABLE GROWTH Team Member Satisfaction & Engagement Guest Satisfaction & Loyalty Systems, Discipline, Execution Profitability and Growth SERVICE PROFIT CHAIN TEAM ALIGNMENT AUTHENTICITY ECONOMIES OF SCALE • Operations • Guest Service • Product Delivery • Marketing • Sales • RevMAX • Finance • Technology • Corp Dev Driving an efficient, engaged, service - oriented culture to accelerate profitable growth

44 44 RevMAX – REVENUE MANAGEMENT FOR MAXIMUM YIELD Selling the Right Product to the Right Customer at the Right Time and the Right Price on the Right Distribution channel with the best commission efficiency Revenue Management Right Product Right Customer Right Time Right Price Right Channel ATTRACTIONS LODGING RETAIL SERVICES F&B

45 45 Summary

46 46 VIAD OPPORTUNITY SUMMARY WELL - DEFINED GROWTH STRATEGIES VISION Clear plans for meaningful growth BALANCED CAPITAL ALLOCATION STRATEGY PERFORMANCE Focus on shareholder return TWO SOLID BUSINESS GROUPS STRENGTH Strong, proven foundation Viad is in a strong position to enhance shareholder value • Leading and defensible market positions • Recurring revenue streams • Strong growth prospects with solid balance sheet • GES : Differentiating as preferred global, full - service provider for live events • T&R : Driving economies of scale and scope and enhancing unique portfolio of integrated tourism assets • Business development remains the priority • Opportunistically repurchase shares • Pay quarterly dividend: $0.10 / share (~1.5% yield) • Credit facility leverage ratios For acquisitions : ≤ 3.0 x For return of capital >$20M 1 : ≤2.5x 1 In any calendar year. $10.6M (448k shares) in 2014 $3.8M (141k shares) in 2015

47 47 Appendix

48 48 Millions (except per share amounts) 2011 2012 2013 2014 2015 Revenue: Marketing & Events Group 840.6$ 902.0$ 844.9$ 944.5$ 976.9$ Travel & Recreation Group 87.2 104.6 108.4 120.5 112.2 927.8$ 1,006.6$ 953.3$ 1,065.0$ 1,089.0$ Adjusted Segment EBITDA 1 : Marketing & Events Group 27.5$ 40.7$ 40.6$ 54.9$ 54.8$ Travel & Recreation Group 24.0 27.5 29.1 36.4 35.8 51.5$ 68.2$ 69.7$ 91.3$ 90.6$ Adjusted Segment Operating Income 1 : Marketing & Events Group 5.2$ 17.9$ 20.1$ 32.5$ 27.7$ Travel & Recreation Group 17.9 20.3 21.8 28.1 27.8 23.1 38.2 41.9 60.6 55.5 Income Before Other Items 1 9.7$ 20.1$ 23.3$ 35.2$ 29.3$ Income Before Other Items Per Diluted Share 1 0.48$ 0.99$ 1.15$ 1.75$ 1.46$ Dilutive Shares Outstanding 20.1 20.0 20.3 20.1 20.0 Other Items Per Diluted Share (pre-tax): Restructuring Charges (0.19) (0.24) (0.19) (0.08) (0.15) Impairment Charges - - (0.14) (0.04) - Acquisition-Related and Other Non-Recurring Expenses - - - (0.38) (0.15) Taxes on Above Items 0.07 0.08 0.12 0.19 0.11 Tax Matters - (0.66) 0.02 0.58 0.07 Income from Continuing Operations Per Diluted Share 0.36 0.17 0.96 2.02 1.34 HISTORICAL FINANCIAL DATA Note: Certain amounts above may not foot due to rounding. 1 Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure.

49 49 MARKETING & EVENTS GROUP (GES) KEY METRICS • 3 - 5 year contracts • 90%+ renewal rate • Largest client is ~7% of GES revenue • Clients span broad range of industries; not overly exposed to any given industry US BASE SAME - SHOW GROWTH 1 2015 GEOGRAPHIC REVENUE MIX SHOW ROTATION 2 RECURRING & DIVERSE REVENUES 1 Year - over - year revenue growth of shows that occur every year in the same quarter and are produced out of the same GES location 2 Net change in revenue due to non - annual shows produced by GES (shows occur every two, three or four years) 73% 21% 6% US EMEA Canada 11.2% 6.5% 3.1% 6.4% 8.0% 2011 2012 2013 2014 2015 $15 $16 $(48) $65 $(71) ~$50 Millions 2011 2012 2013 2014 2015 2016 ( est )

50 50 ONPEAK/TRAVEL PLANNERS – ACQUIRED OCTOBER 7, 2014 FOR $76.6M BUSINESS & SERVICES OVERVIEW KEY HIGHLIGHTS Leading technology platform , expert data analytics, innovative culture Strong customer service culture and capabilities with long - term client relationships STRATEGIC FIT EXTENDS FULL SERVICE PROVIDER DEEPENS CLIENT RELATIONSHIP SCOPE OF CROSS - SELL PENETRATES CORPORATE ACCOUNTS Consolidating platform Intracompany New regions BRINGS TECHNOLOGY CAPABILITY DATA ASSET • Company Description: onPeak 1 provides end to end event accommodations solutions for event organizers and participants, with 2.7 million room night bookings annually • Key Services: S ite selection; hotel contract negotiations; registration integration; contact center; room block management; targeted marketing solutions; on - demand reporting tools; rate integrity tracking; hotel audits; post - event performance and impact tracking ADDITIONAL EFFICIENCIES 1 Travel Planners was merged into onPeak in connection with the acquisition.

51 51 ONPEAK/TRAVEL PLANNERS INTEGRATION OVERVIEW MERGER OVERVIEW Next largest serves 7% OTHER SYNERGIES • Increased scale provides stronger negotiating leverage with hotels to capture higher revenue commissions • Introduction of tiered pricing to increase booking capture rate • Best of breed capabilities should drive a higher win - rate of event opportunities • Migration to a single platform generating significant savings with a market - leading client service • Headcount and operating expense reductions due to similar operating models and economies of scale Unique opportunity to acquire the two largest event accommodations firms and consolidate onto the industry’s leading platform The Majority of top 100 events in US use onPeak 1 REVENUE OPPORTUNITIES • Leverage scale to build market share in adjacent markets (corporate meetings, sporting events, international) • Enhance technology platform to offer self service solutions • Possibility for event registration integration GROWTH OPPORTUNITIES OPERATIONAL SYNERGIES $4.4M 1 Travel Planners was merged into onPeak in connection with the acquisition.

52 52 BLITZ – ACQUIRED SEPTEMBER 16, 2014 FOR £15M ($24.4M) • Company Description: Blitz Communications is an AV staging and creative services provider for the live events industry in the UK and continental Europe, including corporate events, congresses and conferences, trade shows and select consumer events • Key Services: Video, sound and lighting equipment and technology; set and stage stock and bespoke constructions; creative services and graphic production; digital media solutions; technical solutions for theater productions BUSINESS & SERVICES OVERVIEW KEY HIGHLIGHTS In - house, preferred AV service provider at 4 major conference & exhibition centers: ExCel London, Olympia, Manchester Central and NEC STRATEGIC FIT EXTENDS FULL SERVICE PROVIDER DEEPENS CLIENT RELATIONSHIP SCOPE OF CROSS - SELL ADDITIONAL EFFICIENCIES PENETRATES CORPORATE ACCOUNTS Outsourced AV moved in - house Intracompany New regions BRINGS TECHNOLOGY CAPABILITY DATA ASSET

53 53 N200 – ACQUIRED NOVEMBER 24, 2014 FOR € 9.7M ($12.1M) BUSINESS & SERVICES OVERVIEW KEY HIGHLIGHTS Largest registration provider in the UK and The Netherlands Serves over 600 events each year, in 46 countries, supported by multi - lingual and multi - currency capabilities STRATEGIC FIT EXTENDS FULL SERVICE PROVIDER DEEPENS CLIENT RELATIONSHIP SCOPE OF CROSS - SELL PENETRATES CORPORATE ACCOUNTS Pilot integration to o nPeak Intracompany New regions BRINGS TECHNOLOGY CAPABILITY DATA ASSET • Company Description: N200 is a technology - based provider of registration and lead management services that has shifted towards a Software as a Service (SaaS) model during the past several years. Its market position is tied to technology leadership • Key Services: E vent registration, ticketing, attendee/exhibitor engagement and data intelligence software. These services are provided through N200’s Visit (registration platform), Visit Connect (lead management) and Visit Intelligence (data intelligence) ADDITIONAL EFFICIENCIES

54 54 TRAVEL & RECREATION GROUP (T&R) KEY METRICS HOSPITALITY METRICS 1 2015 GEOGRAPHIC REVENUE MIX 2015 LINE OF BUSINESS REVENUE MIX ATTRACTIONS METRICS 1 71% 23% 6% Brewster Glacier Park Alaska Denali Travel (Canada) (Montana) (Alaska) 37% 37% 14% 12% Hospitality Attractions Packaged Tours Transportation 1 Metrics are presented on a “same - store” basis, which includes assets owned by Viad and operating at full capacity for the entir ety of the periods presented, expressed on a constant currency basis. Passenger counts are expressed in thousands. $78 $79 $88 $92 $93 59.0% 59.1% 63.2% 66.6% 65.6% 2011 2012 2013 2014 2015 RevPAR Occupancy 826 907 916 1,053 1,065 $29 $30 $32 $31 $35 2011 2012 2013 2014 2015 Passengers Revenue / Passenger

55 55 ATTRACTIONS - AWESOME EXPERIENCE WITH COMPELLING CROSS - SELL T&R’s attractions have strong financial performance and offer cross - selling opportunities. 570,000 visits Visitation in 2015 BANFF GONDOLA 570,000 VISITS GLACIER SKYWALK 275,000 VISITS GLACIER ADVENTURE 435,000 VISITS BANFF LAKE CRUISE 6 0,000 VISITS KENAI FJORDS TOURS 109,000 VISITS MALIGNE LAKE TOURS 75,000 VISITS

56 56 T&R HOSPITALITY - LODGING PORTFOLIO The Travel & Recreation Group provides lodging accommodations in and around Glacier, Banff, Denali, Kenai Fjords and Jasper National Parks Property Name Location Operating Season Rooms Talkeetna Alaskan Lodge Denali National Park, AK May – Sept 212 Seward Windsong Lodge Kenai Fjords National Park, AK May – Sept 180 Banff International Hotel Banff National Park, AB Year - round 164 Glacier Park Lodge East Glacier, MT June – Sept 162 Grouse Mountain Lodge Whitefish, MT Year - round 144 Mount Royal Hotel Banff National Park, AB Year - round 135 St. Mary Lodge St. Mary, MT June – Sept 116 Prince of Wales Hotel Waterton Lakes Nat’l Park, AB June – Sept 86 Apgar Village Lodge Glacier National Park, MT May – Sept 48 Denali Cabins Denali National Park, AK May – Sept 46 Denali Backcountry Lodge Denali National Park, AK June – Sept 42 Glacier View Inn Jasper National Park, AB April – Oct 32 West Glacier Motel West Glacier, MT May – Sept 32 Motel Lake McDonald Glacier National Park, MT May – Sept 27 Kenai Fjords Wilderness Lodge Kenai Fjords National Park, AK May – Sept 8 Total Room Count 1,434

57 57 CONTINUED OPPORTUNITY TO SCALE BUSINESS ROOMS PROPERTIES ROOMS PROPERTIES BANFF / JASPER MARKET Town of Banff 6% 5% 4,752 40 Jasper 0% 0% 2,346 25 Lake Louise 0% 0% 1,133 8 Icefields Parkway 11% 10% 291 10 TOTAL 4% 4% 8,522 83 GLACIER NATIONAL PARK MARKET Whitefish 18% 5% 810 19 Glacier NP 13% 20% 585 10 Glacier NP East Gateway Communities 56% 12% 495 17 Waterton Lakes NP 23% 11% 375 9 Glacier NP West Gateway Communities 12% 6% 276 18 Columbia Fall / Hungry Horse / Coram 0% 0% 195 12 TOTAL 22% 8% 2,736 85 DENALI /KENAI NATIONAL PARK MARKET Denali Park Road Gateway 2% 4% 2,039 28 Kenai Fjords NP 21% 6% 887 33 Talkeetna Area 28% 9% 761 11 Denali NP 38% 20% 110 5 TOTAL 13% 6% 3,797 77 VIAD TOTAL MARKET There is opportunity to increase market share , to further scale and leverage capabilities in both hospitality and attractions 4 % BANFF JASPER 22% GLACIER 13% DENALI KENAI CURRENT MARKET SHARE NP = National Park